UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 14, 2012
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
On December 14, 2012, Kennedy-Wilson Holdings, Inc. (the “Company”) completed the issuance and sale of $5.0 million aggregate principal amount of 7.75% Senior Notes due 2042 (the “Additional Notes”) of its wholly owned subsidiary, Kennedy-Wilson, Inc. (the “Issuer”). $50.0 million aggregate principal amount of 7.75% Senior Notes due 2042 (the “Initial Notes,” and, together with the Additional Notes, the “Notes”) were previously issued on November 28, 2012. The Additional Notes were issued pursuant to the exercise by the underwriters of their option to purchase Additional Notes to cover over-allotments.
The Notes are the Issuer's unsecured senior obligations and rank equally in right of payment with all of the Issuer's existing and future unsecured and unsubordinated indebtedness and are guaranteed (the “Guarantees”) on a senior unsecured basis by the Company and certain of the Company's subsidiaries (the “Guarantors”).
The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of November 28, 2012, between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), dated as of November 28, 2012, among the Issuer, the Guarantors and the Trustee. The Indenture includes customary agreements and covenants by the Company, the Issuer and the Guarantors.
Interest on the Notes accrues at a rate of 7.75% per annum and is payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2013. The Notes will mature on December 1, 2042.
At any time prior to December 1, 2017, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus an applicable “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. At any time and from time to time on or after December 1, 2017, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the redemption date.
Upon the occurrence of a change of control or delisting event, the Issuer will be required to make an offer to purchase all of the outstanding Notes. The purchase price will be 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). In addition, in certain circumstances in connection with asset dispositions where the proceeds thereof are not applied in the manner set forth in the Indenture, the Issuer will be required to use any excess proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest.
Certain events are considered events of default under the Indenture and the Notes, which may result in the accelerated maturity of the Notes, including the following events:

•	a default in the payment of interest on the Notes when due, where such default continues for 30 days;

•	a default in the payment of principal of any Note when due at its stated maturity, upon redemption, upon required purchase, upon declaration of acceleration or otherwise;

•	the failure by the Issuer, the Company or any Subsidiary Guarantor to comply with certain covenants relating to mergers, consolidations and asset sales;

•	the failure by the Issuer, the Company or any Subsidiary Guarantor to comply, for 60 days after receipt of written notice, with certain of their respective agreements contained in the Indenture;

•
the failure by the Issuer or the Company, as the case may be, to comply, for 180 days after receipt of written notice, with certain obligations to file reports and other required information with the Securities Exchange Commission;

•
the failure to pay any indebtedness by the Issuer, any Subsidiary Guarantor or any significant subsidiary, within any applicable grace period after final maturity, or upon such indebtedness being accelerated by the holders thereof because of a default, where the total amount of such unpaid or accelerated indebtedness exceeds $20 million;

•	certain events of bankruptcy, insolvency or reorganization of the Issuer, any Subsidiary Guarantor or any significant subsidiary;

•
any final judgment or decree for the payment of money (other than judgments that are covered by enforceable insurance policies issued by solvent carriers) in excess of $10.0 million is entered against the Issuer, any Subsidiary Guarantor or any significant subsidiary, remains outstanding for a period of 60 consecutive days following such judgment becoming final and is not discharged, waived or stayed within 10 days after notice; and

•
any Guarantee ceases to be in full force and effect (other than in accordance with the terms of such Guarantee) or the Company or a Subsidiary Guarantor denies or disaffirms its obligations under its Guarantee.

The form of the Base Indenture and the Supplemental Indenture (including the form of certificate representing the Notes) are filed or incorporated by reference as Exhibit 4.1 and 4.2, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Notes, the Guarantees, the Base Indenture and the Supplemental Indenture are qualified in their entirety by reference to such exhibits.
Item 9.01. Financial Statements and Exhibits.

4.1(1)	Form of Base Indenture for Debt Securities
4.2(2)
Supplemental Indenture No. 1, dated as of November 28, 2012, among Kennedy-Wilson Holdings, Inc., Kennedy-Wilson, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association

4.3	Form of note representing the 7.75% Senior Notes due 2042 (included in exhibit 4.2)
5.1	Opinion of Latham & Watkins LLP
5.2	Opinion of Kulik, Gottesman & Siegel, LLP
23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)
23.2	Consent of Kulik, Gottesman & Siegel, LLP (contained in Exhibit 5.2)
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(1)	Incorporated by reference to Exhibit 4.3 to Kennedy-Wilson Holdings, Inc.'s Registration Statement on Form S-3, filed with the SEC on November 5, 2012.

(2)	Incorporated by reference to Exhibit 4.2 to Kennedy-Wilson Holdings, Inc.'s Current Report on Form 8-K, filed with the SEC on November 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: December 14, 2012